UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): NOVEMBER 10, 2006

                             NTL HOLDINGS INC.
           (Exact name of Registrant as specified in its charter)

       DELAWARE                FILE NO. 000-22616              52-1822078
(State of Incorporation)    (Commission File Number)         (IRS Employer
                                                           Identification No.)

           909 THIRD AVENUE, SUITE 2863, NEW YORK, NEW YORK 10022
            (Address of principal executive offices) (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 906-8440

        Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                             TABLE OF CONTENTS

Item 8.01
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SIGNATURES
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ITEM 8.01. OTHER EVENTS.

     On October 30, 2006, NTL Incorporated ("NTL"), and NTL:Telewest LLC, NTL's indirect, wholly-owned subsidiary, executed senior guarantees of the 9.75% Senior Notes due 2014 (sterling-denominated), 8.75% Senior Notes due 2014 (U.S. dollar-denominated), and 8.75% Senior Notes due 2014 (euro-denominated) (the "Notes") issued by NTL Cable PLC, an indirect, wholly-owned subsidiary of NTL. NTL Holdings Inc. (the "Company") also guarantees the Notes on a full and unconditional and joint and several basis, as do certain other subsidiaries of NTL. NTL, the Company's direct parent, files periodic and current reports with the Securities and Exchange Commission ("SEC").

     Pursuant to Rule 12h-5 of the Securities Exchange Act of 1934 (the "Act"), the Company is now exempt from the requirements of Sections 13(a) and 15(d) of the Act. Consequently, the Company will no longer file or furnish, as applicable, periodic and current reports to the SEC.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         NTL INCORPORATED


 Date: November 10, 2006                 By: /s/ Bryan H. Hall
                                             ----------------------------------

                                         Name:   Bryan H. Hall
                                         Title:  Secretary